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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 14, 2002

                              --------------------


                             GLOBAL INDUSTRIES, LTD.
             (Exact name of registrant as specified in its charter)

                LOUISIANA                   2-56600             72-1212563
       (State or other jurisdiction     (Commission File      (I.R.S. Employer
    of incorporation or organization)       Number)          Identification No.)

            8000 GLOBAL DRIVE
               P.O. BOX 442
                SULFUR, LA                                      70664-0442
 (Address of principal executive offices)                        (Zip code)


       Registrant's telephone number, including area code: (337) 583-5000


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ITEM 9.  REGULATION FD DISCLOSURE

         On March 14, 2002, Global Industries, Ltd. issued a press release confirming its annual earnings guidance.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.

         (c)      EXHIBITS.

         99.1     Press Release dated March 14, 2002.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GLOBAL INDUSTRIES. LTD.


                                       By: /s/ TIMOTHY W. MICIOTTO
                                          --------------------------------------
                                          Timothy W. Miciotto
                                          Senior Vice President and Chief
                                          Financial Officer

Dated:  March 21, 2002


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                                  EXHIBIT INDEX


         EXHIBIT
         NUMBER          EXHIBIT DESCRIPTION
         -------         -------------------

         99.1            Press Release dated March 14, 2002